UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

ExxonMobil Holdings Corporation

(Name of Registrant as Specified In Its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note: The following materials contain examples of reminder communications sent to shareholders participating in the ExxonMobil Voluntary Retail Voting Program (the “Program”). These communications remind shareholders of their participation in the Program, explain how to change their voting elections, and refer to the Board of Directors’ recommendations for the 2026 Annual Meeting of Shareholders.

ExxonMobil Voluntary Retail Program Reminder letter example:

ExxonMobil

ExxonMobil Holdings Corporation
22777 Springwoods Village Parkway
Spring, TX 77389

Irena Smith
15 Main Street
Anytown, NY 11423-1325

Manage standing voting instruction

Use your phone's camera to scan this code and enroll.

https://qa.tinybfs.com/t/aJLMhy

Account Number *******1234

You are enrolled in ExxonMobil's Retail Voting Program

As a reminder, you are currently enrolled in ExxonMobil's Voluntary Retail Voting Program with a standing voting instruction of all matters in line with the Board recommendations.

If you wish to remain in the program, no action is required.

However, if you would like to change your participation preference, including to opt out of the program and thereby cancel your standing voting instruction, please scan the QR code above and follow the prompts. As a reminder, even if you do not change your participation preference, you can still override standing voting instruction and cast your own votes for any proposal at any shareholder meeting by using the proxy materials you receive for that meeting.

Please note that for the 2026 Annual Meeting, your votes were cast in accordance with your voting instructions unless you chose to override your standing instructions by voting your shares.

For your reference, the Board's recommendations are shown on the following page.

Thank you for your continued engagement as an ExxonMobil shareholder.

Investor Relations
ExxonMobil Holdings Corporation
Individual.Shareholder@exxonmobil.com

ExxonMobil Voluntary Retail Program Reminder letter example:

ExxonMobil

ExxonMobil Holdings Corporation
22777 Springwoods Village Parkway
Spring, TX 77389

Irena Smith
15 Main Street
Anytown, NY 11423-1325

Manage standing voting instruction

Use your phone's camera to scan this code and enroll.

https://qa.tinybfs.com/t/aJLMhy

Account Number *******1234

You are enrolled in ExxonMobil's Retail Voting Program

As a reminder, you are currently enrolled in ExxonMobil's Voluntary Retail Voting Program with a standing voting instruction of all matters in line with the Board recommendations except any contested director election and any acquisition, merger or divestiture transaction that, under applicable state law or stock exchange rules, requires approval of the Company's shareholders. For the 2026 proxy season, the Texas Redomiciliation proposal was included in this exception.

If you wish to remain in the program, no action is required.

However, if you would like to change your participation preference, including to opt out of the program and thereby cancel your standing voting instruction, please scan the QR code above and follow the prompts. As a reminder, even if you do not change your participation preference, you can still override standing voting instruction and cast your own votes for any proposal at any shareholder meeting by using the proxy materials you receive for that meeting.

Please note that for the 2026 Annual Meeting, your votes were cast in accordance with your voting instructions unless you chose to override your standing instructions by voting your shares.

For your reference, the Board's recommendations are shown on the following page.

Thank you for your continued engagement as an ExxonMobil shareholder.

Investor Relations
ExxonMobil Holdings Corporation
Individual.Shareholder@exxonmobil.com

ExxonMobil.Voluntary.Retail.Program.Reminder.letter insert-example: 1
ExonMobil
2026 Annual Meeting
Board of Directors Recommendations
Proxy item
Election of Directors
Ratification of Independent Auditors
Advisory Vote to Approve Executive Compensation
Texas Redomiciliation
Independent Chair, a proposal overwhelmingly defeated on 16 separate occasions since 2000
Proposal requesting Company to modify its Voluntary Retail Voting Program to provide multiple options not aligned with the Board’s recommendations
Item

Item
Election of Directors
Ratification of Independent Auditors
Advisory Vote to Approve Executive Compensation
Texas Redomiciliation
Independent Chair, a proposal overwhelmingly defeated on 16 separate occasions since
2000
Proposal requesting Company to modity its Voluntary Retail Voting Program to provide multiple options not aligned with the Board’s recommendations
Thank you for your continued engagement as an ExxonMobill shareholder.
Investor Relations
ExxonMobil Holdings Corporation
Indivicial. Shareholder@erxonmobil.com
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ExxonMobil.Voluntary.Retail.Program.Reminder.email-example:1
Subject: Set your standing voting instructions for ExxonMobil
From: ExxonMobil Holdings Corporation <lnvite@RSVP.investordelivery.com>
ExonMobil
Account Number ******* 1234
You are enrolled in ExxonMobil’s Retail Voting Program
As a reminder, you are currently enrolled in ExxonMobil’s Voluntary Retail Voting Program with a standing voting instruction of all matters in line with the Board recommendations.
If you wish to remain in the program, no action is required.
However, if you would like to change your participation preference, including to opt out of the program and thereby cancel your standing voting instruction, please select the “manage standing voting instruction’ button. As a reminder, even if you do not change your participation preference, you can still override standing voting instruction and cast your own votes for any proposal at any shareholder meeting by using the proxy materials you receive for that meeting.
Manage standing voting instruction -
Please note that for the 2026 Annual Meeting, your votes were cast in accordance with your voting instructions as shown below unless you chose to override your standing instructions by voting your shares.
For your reference, the Board made the following recommendations:
Proxy item

Additional Information and Where to Find It

ExxonMobil intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a definitive proxy statement on Schedule 14A (the “Definitive Proxy Statement”) and a proxy card with respect to its solicitation of proxies for future annual meetings and any special meetings as well. The Definitive Proxy Statement for any annual or special meeting will contain important information about the matters to be voted on at that specific meeting.

SHAREHOLDERS OF EXXONMOBIL ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT EXXONMOBIL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EXXONMOBIL AND THE MATTERS TO BE VOTED ON AT THAT SPECIFIC MEETING.

Shareholders will be able to obtain free copies of these annual or special meeting documents, and other documents filed with the SEC by ExxonMobil, through the website maintained by the SEC at www.sec.gov. In addition, shareholders will be able to obtain free copies of these documents from ExxonMobil by contacting ExxonMobil’s Investor Relations by e-mail at shareholderrelations@exxonmobil.com, or by going to ExxonMobil’s Events and Presentations page on its website at https://investor.exxonmobil.com/news-events/annual-shareholder-meeting.